EXHIBIT 10.2
AMENDMENT ONE
TO THE
REGIONS FINANCIAL CORPORATION NON-QUALIFIED EXCESS 401(k) PLAN
(AMENDED AND RESTATED AS OF JUNE 1, 2020)

Regions Financial Corporation hereby amends the Regions Financial Corporation Non-Qualified Excess 401(k) Plan, effective as of October 19, 2021, as follows:

1.    Section 3.2(a) of the Plan is hereby amended by inserting the following as the second to last paragraph in said Section:

Notwithstanding the foregoing, a Participant whose benefit is frozen in the Regions Financial Corporation Post 2006 Supplemental Executive Retirement Plan on or after October 19, 2021, and transferred to this Plan as described in Section 4.6, shall not make a form of distribution election under this Plan for such benefits. Rather, such transferred benefits shall be paid in the same form and manner and at the same time such benefit would have been paid under the Regions Financial Corporation Post 2006 Supplemental Executive Retirement Plan as in effect on the date of such transfer.

2.    Except as otherwise amended herein, the Plan shall continue in full force and effect.